                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary Crittenden, Stephen P. Norman and Louise M. Parent and each of them severally, his or her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to execute in his or her name, place and stead in capacity as a director or officer of American Express Company, a Registration Statement covering secondary offerings of up to $2,000,000,000 aggregate principal amount of the Convertible Debentures (the 'Debentures') of American Express Company and the Common Shares of American Express Company issuable upon conversion of such Debentures, any and all amendments to such Registration Statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in counterparts.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 17th day of November, 2003.

                                           AMERICAN EXPRESS COMPANY

                                           By GARY CRITTENDEN
                                              .................................
                                              Gary Crittenden
                                              Executive Vice President and Chief
                                              Financial Officer

[CORPORATE SEAL]

Attest

STEPHEN P. NORMAN
 .....................................
Stephen P. Norman
Secretary

KENNETH I. CHENAULT                                VERNON E. JORDAN, JR.
.............................................       ............................................
Kenneth I. Chenault                                Vernon E. Jordan, Jr.
Chairman, Chief Executive Officer and              Director
Director

GARY CRITTENDEN                                    JAN LESCHLY
.............................................       ............................................
Gary Crittenden                                    Jan Leschly
Executive Vice President and Chief Financial       Director
  Officer and Chief Accountint Officer

DANIEL F. AKERSON                                  RICHARD McGINN
.............................................       ............................................
Daniel F. Akerson                                  Richard McGinn
Director                                           Director

                                                   EDWARD D. MILLER
.............................................       ............................................
Charlene Barshefsky                                Edward D. Miller
Director                                           Director

WILLIAM G. BOWEN                                   FRANK P. POPOFF
.............................................       ............................................
William G. Bowen                                   Frank P. Popoff
Director                                           Director

PETER R. DOLAN                                     ROBERT D. WALTER
.............................................       ............................................
Peter R. Dolan                                     Robert D. Walter
Director                                           Director

F. ROSS JOHNSON
.............................................
F. Ross Johnson
Director

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

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary Crittenden, Stephen P. Norman and Louise M. Parent and each of them severally, her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to execute in her name, place and stead in capacity as an officer of American Express Company, a Registration Statement covering secondary offerings of up to $2,000,000,000, aggregate principal amount of the Convertible Debentures (the 'Debentures') of American Express Company and the Common Shares of American Express Company issuable upon conversion of such Debentures, any and all amendments to such Registration Statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereto.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18 day of March, 2004.

                                          JOAN LORDI AMBLE
                                           .....................................
                                          Joan Lordi Amble
                                          Senior Vice President and Comptroller

                                       3